UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2016

BINGO NATION INC

(Exact name of registrant as specified in its charter)

Nevada	000-1376316	98-0492900
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

311 Division St.

Carson City, NV 89703

(Address of principal executive offices)

 Nexgen Applied Solutions Inc.

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 10, 2016, the Company completed a corporate name change to “Bingo Nation Inc”.  This corporate action was approved by the Company’s Board of Directors and the holders of a majority of its common shares as authorized by Nevada corporate law. The corporate name change will become effective on November 8, 2016 following final announcement of approval by FINRA on November 7, 2016.  The Company’s new trading symbol will be “BLTO,” although it will trade under “NEXGD” for the next 20 business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 2016

Bingo Nation Inc.

/s/ Robert Coleridge
Robert Coleridge, President (Principal Executive Officer)